EXHIBIT 10.8(b)



                       ASSIGNMENT OF BRIDGE LOAN PROCEEDS

     This Assignment is executed by On Alert Systems, Inc., a Nevada Corporation (the "Company"), to the benefit of SearchPro Corporation, a Florida corporation (the "Agent"), as Agent for and on behalf of On Alert Systems, Inc., for the purpose of the distribution of funds emanating from the proceeds of the Note to which this Assignment is attached, dated August 23, 2004, to facilitate the completion of the transactions contemplated by the parties incorporated by reference herein, inclusive of all the Note and its Exhibits, as attached.

     Upon the Closing of the Note, the Company hereby instructs the Lender to wire the proceeds of the Note, less prepaid interest and closing costs, to the designated bank of the Agent, for the Agent's further distribution on behalf of the Company, to effect the completion of the tasks required to consummate the Company's contemplated transactions, pursuant to the Equipment Purchase Agreement of May 31, 2004, executed by the Company.



         On Alert Systems, Inc.

         /s/ William Robinson
         ---------------------------------------------
         By: William Robinson, President